UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2018

Great Elm Capital Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-16073	94-3219054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 230, Waltham, MA		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 375-3006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On September 11, 2018, Great Elm Capital Group, Inc. (“GEC”) filed a Current Report on Form 8-K (the “Original Filing”) to report the acquisition by Great Elm DME Holdings, Inc., a subsidiary of GEC, of an 80.1% interest in Great Elm DME, Inc., an entity formed to acquire and combine two durable medical equipment distribution companies, Valley Health Care Holdings, LLC and Northwest Medical, LLC.  At the time of the Original Filing, the financial statements of the businesses acquired required by Item 9.01(a) of Form 8-K and the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K were not yet available.  GEC is filing this Amendment No. 1 to the Original Filing to provide the financial statements of the businesses acquired required by Item 9.01(a) of Form 8-K and the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K.  Except as supplemented hereby, the Original Filing otherwise remains the same.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of the businesses acquired

The financial statements of the businesses acquired required by Item 9.01(a) of Form 8-K are attached hereto as Exhibits 99.2, 99.3, 99.5 and 99.6 and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.7 and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
99.1*	Consent of Integrated Accounting Services, LLC
99.2*	Audited financial statements of Valley Healthcare Holdings, LLC as of and for the year ended December 31, 2017
99.3*	Unaudited financial statements of Valley Healthcare Holdings, LLC as of and for the six months ended June 30, 2018 and 2017
99.4*	Consent of Moss Adams LLP
99.5*	Audited financial statements of Northwest Medical, Inc. as of and for the year ended December 31, 2017
99.6*	Unaudited financial statements of Northwest Medical, LLC as of and for the six months ended June 30, 2018 and 2017
99.7*	Unaudited pro forma condensed combined financial statements of GEC for the year ended June 30, 2018 and for the three months ended September 30, 2018

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Great Elm Capital Group, Inc.

Date: November 21, 2018	/s/ John J. Woods
	By:	John J. Woods
	Title:	Chief Financial Officer

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